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                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                | SEC FORM 8-K   |
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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)
                                  August 5, 2005

                            -----------------------
                           | World Associates, Inc.|
                            -----------------------

                            Stock Symbol:  OTC Pink Sheets: WAIV
                        Commission File Number 000-27949

                       Nevada                     88-0406903
             (State of incorporation)          (IRS Employer ID)

                               Company Address

                            World Associates, Inc.
                        28310 Roadside Drive, Suite 120
                           Agoura Hills, CA 91301

                                818-991-1770


                                TRANSFER AGENT:

                        Pacific Stock Transfer Company
                       500 E. Warm Springs Rd., St. 240
                           Las Vegas, Nevada 89119
                              (702) 361-3033





SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION:

On July 28th a majority of the shareholders and the Board unanimously voted to restate the Company's Articles of Incorporation and they were filed with the Secretary of State in Nevada on August 5, 2005. The main changes were to increase the number of shares of stock the Company is authorized to issue and to correct, revise and simplify other language contained in the Articles of Incorporation.

The change was made to give the Board and management maximum flexibility as it considers its options for creating and financing a land fund. The Company plans to use the capital from the land fund to expand its land development business.

The complete text of the restated Articles of Incorporation is as follows:

Begin Articles:

ARTICLES OF INCORPORATION
WORLD ASSOCIATES, INC.

ARTICLE ONE:  Name
The name of the "Corporation" is WORLD ASSOCIATES, INC.

ARTICLE TWO:  Purpose
The purpose for which this Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under Nevada State Law.

ARTICLE THREE:  Duration
This Corporation shall have a perpetual existence.

ARTICLE FOUR:  Shares
The total number of shares of stock the Corporation shall have authority to issue, unless amended by a vote of a majority of the shareholders, shall be:

   COMMON STOCK: FIVE HUNDRED MILLION (500,000,000) shares of Common Stock, par value $.001 per share.

   PREFFERED STOCK: ONE HUNDRED MILLION (100,000,000) shares of Preferred stock, par value $.001 per share.

The Board of Directors is hereby authorized to issue shares of Preferred Stock that shall be described in a Certificate of Designation. The Certificate of Designation shall identify the series, the number of shares in each such series, its economic terms, its rights and preferences and any other rights, limitations or restrictions the Board may deem appropriate at the time, and from time to time.

   The Corporation shall not issue fractional shares. Fractional shares shall be settled in cash at the time of any transaction involving fractional shares. The value of a fractional share shall be calculated using the closing price as quoted on a national securities exchange, or by the Board of Directors if a quoted price is not available.

ARTICLE FIVE:  Board of Directors
Members of the governing board shall be styled "Directors". The number of Directors shall not be less than one. Each Director shall be 25 years of age or older, and need not be a shareholder to serve. The number of Directors may be increased or decreased in accordance with the By-Laws of the Corporation.

ARTICLE SIX:  By-Laws
In furtherance, and not in limitation of the powers conferred by statute, the Board of Directors is hereby expressly authorized to make, repeal, alter, amend, rescind or adopt the By-Laws of this Corporation by a majority vote of the Directors, subject to repeal or change by action of a majority of the Shareholders.

ARTICLE SEVEN:  Pre-emptive Rights
No Shareholder shall have any pre-emptive rights.

ARTICLE EIGHT:  Payment for Stock, Assessments or Cancellation
Stock issued by the Corporation shall not be subject to any assessment, nor shall it be liable to pay the debts of the Corporation once the full purchase price is received in good funds, property, services or other consideration and on such terms as may be acceptable to the Board of Directors, in its sole discretion. Any stock issued for which the purchase price was not fully paid, in the Board of Directors' sole discretion, shall be subject to cancellation without notice. Stock issued by the Corporation, once fully paid as provided herein, shall not be assessable or assessed, and the Articles of Incorporation shall not be amended in this particular.

ARTICLE NINE:  Voting
Each share of Common Stock has the right to be counted as one vote on matters where Shareholders are entitled to a vote.

ARTICLE TEN:  Interested Directors, Officers and Shareholders
No contract or other transaction between the Corporation and any entity controlled by, or in which any of its Directors, Officers or Shareholders have a direct or indirect interest, shall be invalid solely because of their relationship with the Corporation or because of their presence at a meeting where their participation is required as a Director, Officer or Shareholder, or where they are entitled to vote regarding any matter brought before the Board.

   If any Director, Officer or Shareholder shall have a direct or indirect interest in any transaction put before the Board, then that interest shall be fully disclosed and the Board of Directors shall make a determination as to the fairness of such transaction to the Corporation.

ARTICLE ELEVEN:  Indemnification and Insurance
   The Corporation shall indemnify, to the full extent possible and or as permitted by law, Directors, Officers, Shareholders, employees or others that are authorized to act in their capacity on behalf of the Corporation.

   In case of a suit or other actions taken against any such indemnified person by reason of holding a position in the Corporation or because they acted on its behalf, the Corporation shall indemnify him or her subject to the following:

	1.  The Corporation shall not be required to indemnify any person where said person did not act in good faith in the best interests of the Corporation, or where there is sufficient evidence of negligence, fraud or other inappropriate or illegal actions taken by that person.

	2.  In the event the Corporation does not indemnify that person by reason of the above, the Corporation may consider the matter in the event said person prevails in any action taken against them.

   In the case of a suit, action or other proceeding whether civil, criminal, administrative, or investigative, other than a suit by the Corporation against an indemnified person, the Corporation shall indemnify said person for amounts actually and reasonably incurred by them in connection with their defense to include amounts paid as a fine, settlement, attorney's fees or other costs. In the event the Board determines that a person shall be indemnified as to some matters but not as to others, amounts to be indemnified may be prorated. This indemnification shall continue for any person who has ceased to hold a position or act on behalf of the Corporation and it shall inure to their heirs, executors and administrators.

   Any changes to the General Corporation Law of Nevada that increases, decreases, amends, changes or otherwise affects the indemnification of Directors, Officers, or other indemnified persons shall be incorporated by reference in this Article as of the date of such changes without further action by the Corporation, its Board of Directors, or Shareholders, it being the intention of this Article that indemnified persons shall be indemnified to the maximum degree allowed by the General Corporation Law of the State of Nevada at all times.

Approved by a vote of a majority of the shareholders and with the unanimous consent of the Board of Directors on July 28, 2005.

End Articles:

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Associate, Inc.
/s/  Randall Prouty, President              Date:  October 13, 2005